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                         SUPPLEMENT DATED TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                    DATED MAY 1, 2003, AS AMENDED MAY 5, 2003

DESCRIPTION OF THE CONTRACT

Pay-out Period Provisions

Effective August 18, 2003, fixed period certain only annuity options with a period certain of five through nine (5-9) years will no longer be available.

         Determination of Amount of the First Variable Annuity Payment

         The third sentence of the first paragraph is hereby deleted.

DESCRIPTION OF THE CONTRACT

Fixed Account Investment Options

         Fixed Annuity Options
         The following text replaces this section:

         Subject to the distribution of death benefits provisions (see "DEATH BENEFIT DURING ACCUMULATION PERIOD" above), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option (see "ANNUITY OPTIONS" above).

         The amount of each fixed annuity payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an annuity option that is not guaranteed in the contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of fixed annuity payments.

                        SUPPLEMENT DATED AUGUST 18, 2003

Wealthmark ML3 Supp. 08/18/03